                                                                  EXHIBIT 23.01




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



           As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated March 5, 1999 included in Enron Corp.'s Form 8-K dated March 18, 1999 and Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this Registration Statement.




                                                    ARTHUR ANDERSEN LLP




Houston, Texas
April 5, 1999